SALEM COMMUNICATIONS ANNOUNCES INCREASE IN SECOND QUARTER 2013 TOTAL REVENUE OF 4.4% TO $60.1 MILLION

CAMARILLO, CA August 6, 2013 – Salem Communications Corporation (Nasdaq: SALM) released its results for the three and six months ended June 30, 2013.

Second Quarter 2013 Highlights

•

Total revenue increased 4.4%

•

Internet revenue increased 23.3%

•

Total debt excluding capital leases decreased $8.5 million during the quarter to $298.4 million

•

Leverage ratio decreased to 5.46 from 5.64 in the first quarter

Second Quarter 2013 Results

For the quarter ended June 30, 2013 compared to the quarter ended June 30, 2012:

Consolidated

•

Total revenue increased 4.4% to $60.1 million from $57.6 million;

•

Total operating expenses decreased 5.4% to $50.8 million from $53.8 million;

•

Operating expenses, excluding gains or losses on disposals, stock-based compensation expense and impairment charges increased 4.3% to $49.7 million from $47.6 million;

•

Operating income increased 140.5% to $9.3 million from $3.9 million;

•

Net income increased 390.2% to $5.2 million, or $0.20 net income per diluted share, from a $1.8 million loss, or $0.07 net loss per share, in the prior year;

•

EBITDA increased 99.2% to $13.0 million from $6.5 million; and

•

Adjusted EBITDA increased 4.8% to $14.2 million from $13.6 million.

Broadcast

•

Net broadcast revenue increased 1.4% to $47.0 million from $46.4 million;

•

Station operating income (“SOI”) increased 2.1% to $16.2 million from $15.9 million;

•

Same station net broadcast revenue increased 0.2% to $46.4 million from $46.3 million;

•

Same station SOI increased 1.9% to $16.2 million from $15.9 million; and

•

Same station SOI margin increased to 34.8% from 34.3%.

Internet

•

Internet revenue increased 23.3% to $9.9 million from $8.0 million; and

•

Internet operating income increased 56.7% to $3.0 million from $1.9 million.

Publishing

•

Publishing revenue was unchanged at $3.2 million; and

•

Publishing operating income decreased to a $0.2 million loss from $0.2 million income.

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Included in the results for the quarter ended June 30, 2013 are:

•

A $0.8 million impairment loss ($0.5 million, net of tax, or $0.02 per share) associated with the goodwill and mastheads of our publishing businesses; and

•

A $0.4 million non-cash compensation charge ($0.2 million, net of tax, or $0.01 per share) related to the expensing of stock options consisting of:

o

$0.2 million non-cash compensation included in corporate expenses;

o

$0.1 million non-cash compensation included in broadcast operating expenses; and

o

$0.1 million non-cash compensation included in Internet operating expenses.

Included in the results for the quarter ended June 30, 2012 are:

•

A $0.9 million loss ($0.5 million, net of tax, or $0.02 per share) on the early retirement of long-term debt due to the repurchase of $17.5 million of our 9 5/8% senior secured second lien notes due in 2016;

•

A $0.1 million loss ($0.1 million, net of tax) on disposal of assets;

•

A $5.6 million impairment loss ($3.4 million, net of tax, or $0.14 per share) on land in Covina, California; and

•

A $0.4 million non-cash compensation charge ($0.2 million, net of tax, or $0.01 per share) related to the expensing of stock options consisting of:

o

$0.3 million non-cash compensation included in corporate expenses; and

o

$0.1 million non-cash compensation included in broadcast operating expenses.

Per share numbers are calculated based on 25,624,350 diluted weighted average shares for the quarter ended June 30, 2013, and 24,356,298 diluted weighted average shares for the quarter ended June 30, 2012.

Year to Date 2013 Results

For the six months ended June 30, 2013 compared to the six months ended June 30, 2012:

Consolidated

•

Total revenue increased 3.4% to $115.8 million from $111.9 million;

•

Operating expenses decreased 0.2% to $99.9 million from $100.1 million;

•

Operating expenses excluding gains or losses on disposals, stock-based compensation expense and impairment charges increased 4.4% to $97.9 million from $93.8 million;

•

Operating income increased 34.6% to $15.9 million from $11.8 million;

•

Net loss increased to $13.4 million, or $0.54 net loss per share, from $0.9 million, or $0.04 net loss per share, in the prior year;

•

EBITDA decreased 123.9% to a loss of $4.3 million from income of $18.1 million; and

•

Adjusted EBITDA increased 0.6% to $25.4 from $25.3 million.

Broadcast

•

Net broadcast revenue was unchanged at $90.3 million;

•

SOI decreased 2.6% to $29.9 million from $30.7 million;

•

Same station net broadcast revenue decreased 1.1% to $89.3 million from $90.3 million;

•

Same station SOI decreased 2.6% to $29.9 million from $30.8 million; and

•

Same station SOI margin decreased to 33.5% from 34.1%.

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Internet

•

Internet revenue increased 26.8% to $19.6 million from $15.5 million; and

•

Internet operating income increased 71.5% to $5.9 million from $3.4 million.

Publishing

•

Publishing revenue decreased 4.0% to $5.9 million from $6.1 million; and

•

Publishing operating income decreased 529.1% to a loss of $0.6 million from income of $0.1 million.

Included in the results for the six months ended June 30, 2013 are:

•

A $27.8 million loss ($16.7 million, net of tax, or $0.68 per share) on the early retirement of long-term debt due to the repurchase of $212.6 million of our 9 5/8% senior secured second lien notes due in 2016 and the termination of then existing bank debt;

•

A $0.8 million impairment loss ($0.5 million, net of tax, or $0.02 per share) associated with the goodwill and mastheads of our publishing businesses; and

•

A $1.2 million non-cash compensation charge ($0.7 million, net of tax, or $0.03 per share) related to the expensing of stock options primarily consisting of:

o

$0.8 million non-cash compensation included in corporate expenses;

o

$0.2 million non-cash compensation included in broadcast operating expenses;

o

$0.1 million non-cash compensation included in Internet operating expenses; and

o

the remainder included in publishing operating expenses.

Included in the results for the six months ended June 30, 2012 are:

•

A $0.9 million loss ($0.5 million, net of tax, or $0.02 per share) on early retirement of long-term debt due to the repurchase $17.5 million of our 9 5/8% senior secured second lien notes due in 2016;

•

A $5.6 million impairment loss ($3.4 million, net of tax, or $0.14 per share) on land in Covina, California; and

•

A $0.7 million non-cash compensation charge ($0.4 million, net of tax, or $0.02 per share) related to the expensing of stock options consisting of:

o

$0.4 million non-cash compensation included in corporate expenses;

o

$0.2 million non-cash compensation included in broadcast operating expenses; and

o

$0.1 million non-cash compensation included in Internet operating expenses.

Per share numbers are calculated based on 24,684,781 diluted weighted average shares for the six months ended June 30, 2013, and 24,460,623 diluted weighted average shares for the six months ended June 30, 2012.

Balance Sheet

As of June 30, 2013, the company had $0.4 million outstanding on its revolver and $296.0 million outstanding on the Term Loan B.  The company was in compliance with the covenants of its credit facility.  The company’s bank leverage ratio was 5.46 versus a compliance covenant of 6.75.

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Cash Distribution

Salem paid a quarterly cash distribution of $0.05 per share on its Class A and Class B common stock on June 28, 2013 to shareholders of record as of June 14, 2013.  The distributions totaled approximately $1.2 million.

Conference Call Information

Salem will host a teleconference to discuss its results on August 6, 2013 at 2:00 p.m. Pacific Time. To access the teleconference, please dial (913) 312-1278, passcode 2605161 or listen via the investor relations portion of the company’s website, located at www.salem.cc.  A replay of the teleconference will be available through August 20, 2013 and can be heard by dialing (719) 457-0820, passcode 2605161 or on the investor relations portion of the company’s website, located at www.salem.cc.

Third Quarter 2013 Outlook

For the third quarter of 2013, we are projecting total revenue to increase 0% to 2% over third quarter 2012 total revenue of $56.7 million.  The growth is impacted by strong political revenue of $1.5 million in the third quarter of 2012.  Excluding that revenue, we would project revenue to increase 3% to 5%.  We are also projecting operating expenses before gains or losses on disposal of assets, impairment losses and stock-based compensation expense to increase 1% to 4% as compared to the third quarter of 2012 operating expenses of $47.4 million.

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About Salem Communications

Salem Communications Corporation is the largest commercial U.S. radio broadcasting company that provides programming targeted at audiences interested in Christian and conservative opinion content, as measured by the number of stations and audience coverage. Upon completion of all announced transactions, the company will own and/or operate a national portfolio of 99 radio stations in 38 markets, including 61 stations in 22 of the top 25 markets. Salem also programs the Family Talk™ Christian-themed talk format on Sirius XM Radio, channel 131.  Additionally the company operates Christianradio.com.

Salem also owns Salem Radio Network, a national radio network that syndicates talk, news and music programming to approximately 2,400 affiliated radio stations and Salem Media Representatives, a national media advertising sales firm with offices across the country.

In addition to its radio broadcast business, Salem owns an Internet and a publishing division. Salem Web Network is a provider of online Christian and conservative-themed content and streaming and includes websites such as Christian faith focused Christianity.com, Questions and Answers about Jesus Christ at Jesus.org, Christian living focused Crosswalk.com®, online Bible at BibleStudyTools.com, Christian videos at GodTube.com,  a leading website providing church media at WorshipHouseMedia.com and Christian radio ministries online at OnePlace.com. Additionally Salem owns conservative news leader Townhall.com™ and conservative political blog HotAir.com, providing conservative commentary, news and blogging. Salem Publishing™ circulates Christian and conservative magazines such as Homecoming® The Magazine, YouthWorker Journal™, The Singing News, FaithTalk Magazine, Preaching and Townhall Magazine™. Xulon Press™ is a provider of self-publishing services targeting the Christian audience.

Company Contact:

Evan D. Masyr

Salem Communications

(805) 384-4512

evanm@salem.cc

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Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995.  Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem’s radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

Regulation G

Station operating income, Internet operating income and publishing operating income, EBITDA and Adjusted EBITDA are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). Station operating income is defined as net broadcast revenues minus broadcast operating expenses. Internet operating income is defined as Internet revenue minus Internet operating expenses.  Publishing operating income is defined as publishing revenue minus publishing operating expenses.  EBITDA is defined as net income before interest, taxes, depreciation, amortization and change in fair value of interest rate swaps. Adjusted EBITDA is defined as EBITDA before gain or loss on the disposal of assets, impairment of indefinite-lived long-term assets including goodwill, impairment of long-lived assets and non-cash compensation expense.  In addition, Salem has provided supplemental information as an attachment to this press release, reconciling these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. The company believes these non-GAAP financial measures, when considered in conjunction with the most directly comparable GAAP financial measures, provide useful measures of the company’s operating performance.

Station operating income, Internet operating income and publishing operating income, EBITDA and Adjusted EBITDA are generally recognized by the broadcast industry as important measures of performance and are used by investors as well as analysts who report on the industry to provide meaningful comparisons between broadcast. Station operating income, Internet operating income and publishing operating income, EBITDA and Adjusted EBITDA are not a measure of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not a substitute for, or superior to, the company’s results of operations presented on a GAAP basis such as operating income and net income. In addition, Salem’s definitions of station operating income, Internet operating income and publishing operating income, EBITDA and Adjusted EBITDA are not necessarily comparable to similarly titled measures reported by other companies.

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Salem Communications Corporation
Condensed Consolidated Statements of Operations
(in thousands, except share, per share and margin data)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2013	2012	2013
	(Unaudited)
Net broadcast revenue	$46,372	$47,025	$90,329	$90,272
Net Internet revenue	8,035	9,906	15,469	19,622
Net publishing revenue	3,219	3,205	6,112	5,870
Total revenue	57,626	60,136	111,910	115,764
Operating expenses:
Broadcast operating expenses	30,519	30,844	59,661	60,411
Internet operating expenses	6,109	6,887	12,033	13,728
Publishing operating expenses	3,000	3,452	5,971	6,475
Corporate expenses	4,804	5,092	9,671	10,888
Impairment of indefinite-lived long-term assets other than goodwill	―	345	―	345
Impairment of goodwill	―	438	―	438
Impairment of long-lived assets	5,608	―	5,608	―
Depreciation and amortization	3,579	3,790	7,198	7,605
(Gain) loss on disposal of assets	145	1	(24)	5
Total operating expenses	53,764	50,849	100,118	99,895
Operating income	3,862	9,287	11,792	15,869
Other income (expense):
Interest income	28	15	59	36
Interest expense	(6,264)	(3,719)	(12,660)	(9,442)
Change in fair value of interest rate swaps	―	4,007	―	3,578
Loss on early retirement of long-term debt	(893)	(55)	(893)	(27,776)
Other income (expense), net	4	5	11	11
Income (loss) from continuing operations before income taxes	(3,263)	9,540	(1,691)	(17,724)
Provision (benefit from) for income taxes	(1,484)	4,335	(797)	(4,347)
Income (loss) from continuing operations	(1,779)	5,205	(894)	(13,377)
Loss from discontinued operations, net of tax	(13)	(4)	(55)	(15)
Net income (loss)	$(1,792)	$5,201	$(949)	$(13,392)

Basic income (loss) per share before discontinued operations	$(0.07)	$0.20	$(0.04)	$(0.54)
Income (loss) per share from discontinued operations, net of tax	―	―	―	―
Basic income (loss) per share after discontinued operations	$(0.07)	$0.20	$(0.04)	$(0.54)
Diluted income (loss) per share before discontinued operations	$(0.07)	$0.20	$(0.04)	$(0.54)
Income (loss) per share from discontinued operations, net of tax	―	―	―	―
Diluted income (loss) per share after discontinued operations	$(0.07)	$0.20	$(0.04)	$(0.54)
Dividends per share	$0.04	$0.05	$0.07	$0.10

Basic weighted average shares outstanding	24,356,298	24,737,131	24,460,623	24,684,781
Diluted weighted average shares outstanding	24,356,298	25,624,350	24,460,623	24,684,781

Other data:
Station operating income	$15,853	$16,181	$30,668	$29,861
Station operating margin	34.2%	34.4%	34.0%	33.1%

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Salem Communications Corporation
Condensed Consolidated Balance Sheets
(in thousands)
	December 31, 2012	June 30, 2013

Assets
Cash	$380	$73
Trade accounts receivable, net	35,009	37,133
Deferred income taxes	6,248	6,248
Other current assets	5,858	7,486
Property, plant and equipment	99,467	99,369
Intangible assets, net	406,729	413,204
Interest rate swaps	―	3,578
Deferred financing costs	4,002	4,442
Other assets	3,669	2,057
Total assets	$561,362	$573,590

Liabilities and Stockholders’ Equity
Current liabilities	$50,659	$35,563
Long-term debt and capital lease obligations	248,872	292,762
Deferred income taxes	47,593	43,015
Other liabilities	8,169	10,180
Stockholders’ equity	206,069	192,070
Total liabilities and stockholders’ equity	$561,362	$573,590

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Salem Communications Corporation
Supplemental Information
(in thousands)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2013	2012	2013
	(Unaudited)
Capital Expenditures
Acquisition related / income producing	$165	$251	$1,085	$369
Maintenance	1,920	2,638	3,761	4,863
Total capital expenditures	$2,085	$2,889	$4,846	$5,232

Reconciliation of Same Station Net Broadcast Revenue to Total Net Broadcast Revenue
Net broadcast revenue – same station	$46,316	$46,428	$90,267	$89,303
Net broadcast revenue – acquisitions	―	494	―	866
Net broadcast revenue – dispositions	―	―	6	―
Net broadcast revenue – format changes	56	103	56	103
Total net broadcast revenue	$46,372	$47,025	$90,329	$90,272

Reconciliation of Same Station Broadcast Operating Expenses to Total Broadcast Operating Expenses
Broadcast operating expenses – same station	$30,437	$30,253	$59,510	$59,354
Broadcast operating expenses revenue – acquisitions	18	524	18	990
Broadcast operating expenses – dispositions	1	―	70	―
Broadcast operating expenses – format changes	63	67	63	67
Total broadcast operating expenses	$30,519	$30,844	$59,661	$60,411

Reconciliation of Same Station Operating Income to Total Station Operating Expenses
Station operating income – same station	$15,879	$16,175	$30,757	$29,949
Station operating income – acquisitions	(18)	(30)	(18)	(124)
Station operating income – dispositions	(1)	―	(64)	―
Station operating income – format changes	(7)	36	(7)	36
Total station operating income	$15,853	$16,181	$30,668	$29,861

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Salem Communications Corporation
Supplemental Information
(in thousands)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2012	2013	2012	2013
(Unaudited)
Reconciliation of SOI and Internet Operating Income and Publishing Operating Income to Operating Income
Station operating income	$15,853	$16,181	$30,668	$29,861
Internet operating income	1,926	3,019	3,436	5,894
Publishing operating income (loss)	219	(247)	141	(605)
Less:
Corporate expenses	(4,804)	(5,092)	(9,671)	(10,888)
Depreciation and amortization	(3,579)	(3,790)	(7,198)	(7,605)
Impairment of indefinite-lived long-term assets other than goodwill	―	(345)	―	(345)
Impairment goodwill	―	(438)	―	(438)
Impairment of long-lived assets	(5,608)	―	(5,608)	―
(Gain) loss on disposal of assets	(145)	(1)	24	(5)
Operating income	$3,862	$9,287	$11,792	$15,869

Reconciliation of Adjusted EBITDA to EBITDA to Net Income (Loss)
Adjusted EBITDA	$13,567	$14,217	$25,281	$25,444
Less:
Stock-based compensation	(369)	(351)	(696)	(1,171)
Loss on early retirement of long-term debt	(893)	(55)	(893)	(27,776)
Discontinued operations, net of tax	(13)	(4)	(55)	(15)
Impairment of indefinite-lived long-term assets other than goodwill	―	(345)	―	(345)
Impairment of goodwill	―	(438)	―	(438)
Impairment of long-lived assets	(5,608)	―	(5,608)	―
(Gain) loss on disposal of assets	(145)	(1)	24	(5)
EBITDA	6,539	13,023	18,053	(4,306)
Plus:
Interest income	28	15	59	36
Less:
Depreciation and amortization	(3,579)	(3,790)	(7,198)	(7,605)
Interest expense	(6,264)	(3,719)	(12,660)	(9,442)
Change in fair value of interest rate swaps	―	4,007	―	3,578
Provision for (benefit from) income taxes	1,484	(4,335)	797	4,347
Net income (loss)	$(1,792)	$5,201	$(949)	$(13,392)

Reconciliation of Adjusted EBITDA to Free Cash Flow
Adjusted EBITDA	$13,567	$14,217	$25,281	$25,444
Less:
Cash interest	(11,527)	(3,940)	(11,937)	(9,835)
Cash taxes	(194)	(222)	(202)	(245)
Capital expenditures	(2,085)	(2,889)	(4,846)	(5,232)
Free Cash Flow	$(239)	$7,166	$8,296	$10,132

Selected Debt Data	Outstanding at June 30, 2013	Applicable Interest Rate
Term Loan B	$296,000	4.50%
Revolver	413	5.25%
Seller-financed note	2,000	5.00%

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